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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-8 of Activeworlds.com, Inc., filed with the Securities and Exchange Commission on May 4, 2001, of our report dated February 12, 2001 relating to the consolidated financial statements as of December 31, 2000 and for the two years then ended.


PANNELL KERR FORSTER, P.C.
Boston, Massachusetts

May 4, 2001